Morgan Stanley Variable Investment
Series - Limited Duration Portfolio
Item 77O- Transactions effected
pursuant to Rule 10f-3

Securities Purchased:  United Health
Group Inc. 2.700% due 7/15/2020
Purchase/Trade Date:	 7/20/2015
Offering Price of Shares: $99.940
Total Amount of Offering:
$1,500,000,000
Amount Purchased by Fund:
$150,000
Percentage of Offering Purchased by
Fund: .010
Percentage of Fund's Total Assets:
..45
Brokers:  J.P. Morgan Securities
LLC, Barclays Capital Inc.,
Citigroup Global Markets Inc.,
Merrill Lynch, Pierce, Fenner &
Smith Inc., Morgan Stanley & Co.
LLC, UBS Securities LLC, BNY
Mellon Capital Markets, LLC, Credit
Suisse Securities (USA) LLC,
Deutsche Bank Securities Inc.,
Goldman, Sachs & Co., U.S.
Bancorp Investments, Inc., Wells
Fargo Securities, LLC
Purchased from: JP Morgan
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Automatic
Data Processing Inc. 2.250% due
9/15/2020
Purchase/Trade Date:	 9/8/2015
Offering Price of Shares: $99.911
Total Amount of Offering:
$1,000,000,000
Amount Purchased by Fund:
$125,000
Percentage of Offering Purchased by
Fund: .001
Percentage of Fund's Total Assets:
..38
Brokers:  J.P. Morgan Securities
LLC, Merrill Lynch, Pierce, Fenner
& Smith Inc., BNP Paribas
Securities Corp., Citigroup Global
Markets Inc., Morgan Stanley & Co.
LLC, Wells Fargo Securities, LLC,
Barclays Capital Inc., Deutsche Bank
Securities Inc., Mitsubishi UFJ
Securities (USA), Inc., BMO Capital
Markets Corp., Mizuho Securities
USA Inc., PNC Capital Markets
LLC, RBC Capital Markets LLC,
Lloyds Securities Inc., SG Americas
Securities LLC, The Williams
Capital Group, LP, BNY Mellon
Capital Markets, LLC, KeyBanc
Capital Markets Inc., SunTrust
Robinson Humphrey, Inc., BB&T
Capital Markets, a division of BB&T
Securities LLC, Scotia Capital
(USA) Inc., TD Securities (USA)
LLC, UMB Financial Services, Inc.,
RBS Securities Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Gilead
Sciences Inc. 2.550% due 9/1/2020
Purchase/Trade Date:	 9/9/2015
Offering Price of Shares: $99.820
Total Amount of Offering:
$2,000,000,000
Amount Purchased by Fund:
$175,000
Percentage of Offering Purchased by
Fund: .009
Percentage of Fund's Total Assets:
..54
Brokers:  Merrill Lynch, Pierce,
Fenner & Smith Inc., J.P. Morgan
Securities LLC, Wells Fargo
Securities, LLC, HSBC Securities
(USA) Inc., RBC Capital Markets
LLC, Mitsubishi UFJ Securities
(USA), Inc., SMBC Nikko Securities
America Inc., U.S. Bancorp
Investments, Inc., The Williams
Capital Group, LP, Evercore Group
LLC
Purchased from: JP Morgan
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Biogen IDEC
Inc. 2.900% due 9/15/2020
Purchase/Trade Date:	 9/10/2015
Offering Price of Shares: $99.792
Total Amount of Offering:
$1,500,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by
Fund: .005
Percentage of Fund's Total Assets:
..23
Brokers:  Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner &
Smith Inc., Credit Suisse Securities
(USA) LLC, Deutsche Bank
Securities Inc., J.P. Morgan
Securities LLC, Mitsubishi UFJ
Securities (USA), Inc., Morgan
Stanley & Co. LLC, HSBC
Securities (USA) Inc., Mizuho
Securities USA Inc., U.S. Bancorp
Investments, Inc.
Purchased from: Goldman Sachs
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Hewlett
Packard Enterprise Co. 3.600% due
10/15/2020
Purchase/Trade Date:	 9/30/2015
Offering Price of Shares: $99.972
Total Amount of Offering:
$3,000,000,000
Amount Purchased by Fund:
$125,000
Percentage of Offering Purchased by
Fund: .004
Percentage of Fund's Total Assets:
..39
Brokers:  Citigroup Global Markets
Inc., Goldman, Sachs & Co., J.P.
Morgan Securities LLC, Merrill
Lynch, Pierce, Fenner & Smith Inc.,
Deutsche Bank Securities Inc., BNP
Paribas Securities Corp., HSBC
Securities (USA) Inc. Mizuho
Securities USA Inc., ANZ Securities,
Inc., Barclays Capital Inc., Credit
Suisse Securities (USA) LLC, ING
Financial Markets LLC, Morgan
Stanley & Co. LLC, RBC Capital
Markets, LLC, SG Americas
Securities, LLC, Wells Fargo
Securities, LLC, Credit Agricole
Securities (USA) Inc., KeyBanc
Capital Markets Inc., Santander
Investment Securities Inc., Standard
Chartered Bank, U.S. Bancorp
Investments, Inc., Blaylock Beal
Van, LLC, Loop Capital Markets
LLC, MFR Securities, Inc., Samuel
A. Ramirez & Company, Inc., The
Williams Capital Group, L.P.
Purchased from: JP Morgan
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Mead Johnson
Nutrition Co. 3.000% due
11/15/2020
Purchase/Trade Date:	  10/29/2015
Offering Price of Shares: $99.902
Total Amount of Offering:
$750,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by
Fund: .007
Percentage of Fund's Total Assets:
..16
Brokers:  J.P. Morgan Securities
LLC, Citigroup Global Markets Inc.,
Morgan Stanley & Co. LLC, HSBC
Securities (USA) Inc., Merrill
Lynch, Pierce, Fenner & Smith Inc.,
Mitsubishi UFJ Securities (USA)
Inc.
Purchased From: Citigroup
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Astrazeneca
PLC 1.750% due 11/16/2018
Purchase/Trade Date:	  11/10/2015
Offering Price of Shares: $100.000
Total Amount of Offering:
$1,000,000,000
Amount Purchased by Fund:
$150,000
Percentage of Offering Purchased by
Fund: .015
Percentage of Fund's Total Assets:
..47
Brokers:  Barclays Capital Inc.,
HSBC Securities (USA) Inc., Merrill
Lynch, Pierce, Fenner & Smith Inc.,
Morgan Stanley & Co. LLC,
Citigroup Global Markets Inc.,
Deutsche Bank Securities Inc., J.P.
Morgan Securities LLC
Purchased From: Bank of America
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Lockheed
Martin Corporation 2.500% due
11/23/2020
Purchase/Trade Date:	  11/16/2015
Offering Price of Shares: $99.641
Total Amount of Offering:
$1,250,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by
Fund: .006
Percentage of Fund's Total Assets:
..24
Brokers:  Citigroup Global Markets
Inc., Goldman, Sachs & Co., J.P.
Morgan Securities LLC, Morgan
Stanley & Co. LLC, Credit Agricole
Securities (USA) Inc., Merrill
Lynch, Pierce, Fenner & Smith Inc.,
Mizuho Securities USA Inc., Wells
Fargo Securities, LLC, Lloyds
Securities Inc., U.S. Bancorp
Investments, Inc., ANZ Securities,
Inc., Barclays Capital Inc., RBC
Capital Markets, LLC, SMBC Nikko
Securities America Inc., TD
Securities (USA) LLC, UniCredit
Capital Markets LLC, Academy
Securities, Inc., Blavlock Beal Van,
LLC, C.L. King & Associates, Inc.,
Drexel Hamilton, LLC, Mischler
Financial Group, Inc., Samuel A.
Ramirez & Company, Inc., Siebert
Brandford Shank & Co., LLC, The
Williams Capital Group, LP
Purchased From: JP Morgan
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  The Bank of
New York Mellon Corp. 2.450% due
11/27/2020
Purchase/Trade Date:	  11/19/2015
Offering Price of Shares: $99.935
Total Amount of Offering:
$800,000,000
Amount Purchased by Fund:
$150,000
Percentage of Offering Purchased by
Fund: .019
Percentage of Fund's Total Assets:
..47
Brokers:  Deutsche Bank Securities
Inc., Morgan Stanley & Co. LLC,
Credit Suisse Securities (USA) LLC,
UBS Securities LLC, BNY Mellon
Capital Markets LLC, Keefe,
Bruyette & Woods, Inc., Mizuho
Securities USA Inc., RBC Capital
Markets LLC, Academy Securities,
Inc., CAVU Securities LLC, Drexel
Hamilton LLC, Mischler Financial
Group, Inc., Multi-Bank Securities,
Inc.
Purchased From: Deutsche Bank
Securities
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Protective
Life Corporation 2.700% due
11/25/2020
Purchase/Trade Date:	  11/19/2015
Offering Price of Shares: $99.912
Total Amount of Offering:
$400,000,000
Amount Purchased by Fund:
$150,000
Percentage of Offering Purchased by
Fund: .038
Percentage of Fund's Total Assets:
..47
Brokers:  Barclays Capital Inc.,
Deutsche Bank Securities Inc.,
BBVA Securities Inc., Fifth Third
Securities, Inc., Morgan Stanley &
Co. LLC, PNC Capital Markets LLC
Purchased From: Deutsche Bank
Securities
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Citigroup Inc.
2.050% due 12/7/2018
Purchase/Trade Date:	  12/1/2015
Offering Price of Shares: $99.986
Total Amount of Offering:
$1,650,000,000
Amount Purchased by Fund:
$150,000
Percentage of Offering Purchased by
Fund: .009
Percentage of Fund's Total Assets:
..48
Brokers:  Citigroup Global Markets
Inc., BBVA Securities Inc.,
Commerz Markets LLC, Credit
Suisse Securities (USA) LLC,
Deutsche Bank Securities Inc., KKR
Capital Markets LLC, Mitsubishi
UFJ Securities (USA), Inc., Natixis
Securities Americas LLC, RBS
Securities Inc., Blaylock Beal Van
LLC, Capital One Securities, Inc.,
CastleOak Securities LP, CIBC
World Markets Corp., C.L. King &
Associates, Inc., Danske Markets
Inc., Fifth Third Securities, Inc., ING
Financial Markets LLC, Lebenthal &
Co. LLC, MFR Securities, Inc.,
Mizuho Securities USA Inc.,
National Bank of Canada Financial,
Inc., Nykredit Bank A/S, PNC
Capital Markets LLC, RB
International Markets (USA) LLC,
RedTail Capital Markets LLC,
Regions Securities LLC, Scotia
Capital (USA) Inc., SMBC Nikko
Securities America Inc., Standard
Chartered Bank, SunTrust Robinson
Humphrey, Inc., Telsey Advisory
Group LLC
Purchased From: Citigroup
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.